FLEXSHARES® TRUST

FlexShares® Core Select Bond Fund

SUPPLEMENT Dated November 21, 2016 To

PROSPECTUS Dated November 14, 2016

The following disclosure has been deleted from the section entitled “Additional Information About the Fund’s Investments and Principal Risks — Interest Rate/Maturity Risk.” on page 15 of the Prospectus:

“The Fund’s average duration is not expected to exceed one year.”

Please retain this Supplement with your Prospectus for future reference.